UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2021

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada  M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MUX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 28, 2021, McEwen Mining Inc. (the “Company”) held its annual meeting of shareholders. Of the 459,187,391 shares outstanding and entitled to vote at the meeting, 239,713,579 shares were voted, or 52% of the outstanding shares entitled to vote.

At the annual meeting, the shareholders elected the eight individuals nominated to be directors, approved an amendment to the Company’s Second Amended and Restated Articles of Incorporation (“Articles of Incorporation”) to increase the authorized capital by 175,000,000 shares of common stock, approved an amendment to the Company’s Amended and Restated Equity Incentive Plan (“Equity Incentive Plan”) to increase the number of shares available for issuance by 12,500,000 shares, and ratified the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Proposal 1

Election results for the directors nominated at the meeting are as follows:

	Shares Voted
Name of Nominee	For	Withheld	Broker Non-Votes
Robert R. McEwen	163,297,321	4,178,207	72,237,991
Allen V. Ambrose	159,524,449	7,951,079	72,237,991
Michele L. Ashby	154,575,330	12,900,198	72,237,991
Richard W. Brissenden	163,574,144	3,901,384	72,237,991
Robin E. Dunbar	163,468,658	4,006,870	72,237,991
Gregory P. Fauquier	160,095,381	7,380,147	72,237,991
Donald R.M. Quick	163,498,421	3,977,107	72,237,991
Michael L. Stein	153,621,421	13,854,107	72,237,991

Proposal 2

Election results for the Amendment to the Articles of Incorporation are as follows:

For	Against	Abstain	Broker Non-Votes
213,691,522	22,267,847	3,754,210	---

Proposal 3

Election results for the Amendment of the Equity Incentive Plan are as follows:

For	Against	Abstain	Broker Non-Votes
154,866,227	11,683,580	925,781	72,237,991

Proposal 4

Election results for the ratification of the appointment of EY as the independent registered public accounting firm for the year ending December 31, 2021 are as follows:

For	Against	Abstain	Broker Non-Votes
237,441,706	1,113,818	1,158,055	—

Item 7.01	Regulation FD Disclosure

At the annual meeting, the Company’s senior management made a presentation on the Company’s business, exploration, development efforts, financial results and condition. A copy of the PPT slides used in connection with the presentation is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed or furnished with this report:

3.1	Amendment to the Second Amended and Restated Articles of Incorporation

10.1	Amendment to the Company’s Amended and Restated Equity Incentive Plan

99.1	PPT Slides dated June 28, 2021

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: June 30, 2021	By:	/s/ Carmen Diges
Carmen Diges, General Counsel

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